Exhibit 10.24

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

EXCLUSIVE PATENT LICENSE AGREEMENT

AMONG

THE UNIVERSITY OF TEXAS

M. D. ANDERSON CANCER CENTER

DARTMOUTH COLLEGE

AND

REATA DISCOVERY, INC.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

TABLE OF CONTENTS

	RECITALS	PAGE 1

l.	EFFECTIVE DATE	PAGE 1

2.	DEFINITIONS	PAGE 1

3.	WARRANTY: SUPERIOR-RIGHTS	PAGE 3

4.	LICENSE	PAGE 4

5.	PAYMENTS AND REPORTS	PAGE 5

6.	EQUITY OWNERSHIP	PAGE 8

7.	SPONSORED RESEARCH	PAGE 9

8.	TERM AND TERMINATION	PAGE 10

9.	INFRINGEMENT BY THIRD PARTIES	PAGE 11

10.	ASSIGNMENT	PAGE 12

11.	PATENT MARKING	PAGE 12

12.	INDEMNIFICATION	PAGE 12

13.	USE OF NAME	PAGE 13

14.	CONFIDENTIAL INFORMATION	PAGE 14

15.	PATENTS AND INVENTIONS	PAGE 15

16.	GENERAL	PAGE 16

	SIGNATURES	PAGE 19

	EXHIBIT I-PATENT RIGHTS	PAGE 20

	EXHIBIT 2-ROYALTY REPORT	PAGE 21

	EXHIBIT 3-Materials Transfer Agreement	PAGE 23

	EXHIBIT 4-Agreement Between Dr. Andreeff and LICENSEE	PAGE 26

	EXHIBIT 5-Agreement Between Dr. Konopleva and LICENSEE	PAGE 27

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

AGREEMENT BETWEEN THE

UNIVERSITY OF TEXAS

M. D. ANDERSON CANCER

CENTER, DARTMOUTH

COLLEGE

AND

REATA DISCOVERY, INC.

THIS Agreement (“AGREEMENT”) is made on this 15th day of July, 2004, by and among the Board of Regents (the “BOARD”) of The University of Texas System (the “SYSTEM”), an agency of the State of Texas, whose address is 201West 7th Street, Austin, Texas 78701, on behalf of the University of Texas M. D. Anderson Cancer Center (‘‘UTMDACC”), a component institution of the SYSTEM, Trustees of Dartmouth College (“DARTMOUTH”), a non-profit educational and research institution existing under the laws of the State of New Hampshire, and being located at Hanover, New Hampshire (BOARD, UTMDACC and DARTMOUTH collectively “LICENSORS”), and Reata Discovery, Inc. (“LICENSEE”), a Delaware corporation having a principal place of business located at 1950 N. Stemmons Freeway, Suite 5001, Dallas, Texas 75207.

RECITALS

A. BOARD and DARTMOUTH own certain PATENT RIGHTS (as defined below) and TECHNOLOGY RIGHTS (as defined below) related to LICENSED SUBJECT MATTER (as defined below), which were developed at DARTMOUTH and/or UTMDACC.

B. LICENSORS entered into the Commercialization Agreement on October 6, 2000, as amended (the “Commercialization Agreement”), whereby they agreed to jointly license LlCENSED SUBJECT MATTER and that any resulting license agreements would be administered and monitored by UTMDACC, and any license revenue would be received and distributed by UTMDACC.

C. LICENSORS desire to have the LICENSED SUBJECT MATTER developed and used for the benefit of LICENSEE, INVENTORS (as defined below), LICENSORS, and the public as outlined in BOARD’S and DARTMOUTH’S Intellectual Property Policies.

D. LICENSEE wishes to obtain a license from LICENSORS to practice LICENSED SUBJECT MATTER.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the PARTIES (as defined below) agree as follows:

1. EFFECTIVE DATE

This AGREEMENT is effective as of the date written above (the “EFFECTIVE DATE”).

2. DEFINITIONS

As used in this AGREEMENT, the following terms have the meanings indicated:

2.1 AFFILIATE means any business entity more than 50% owned by LICENSEE, any business entity that owns more than 50% of LICENSEE, or any business entity that is more than 50% owned by a business entity that owns more than 50% of LICENSEE.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

2.2 FDA means United States Food and Drug Administration.

2.3 INVENTOR(S) means the individuals listed as inventors on the patents and patent applications listed in attached Exhibit I.

2.4 LEAD COMPOUND means a compound that: (a) is identified by LICENSEE or its AFFILIATES; (b) is covered by or produced using LICENSED SUBJECT MATTER; and (c) has clear potential to be converted to a new drug by LEAD OPTIMIZATION (as defined below).

2.5 LEAD OPTIMIZATION means: (a) the application of medicinal chemistry to improve specificity; (b) optimization of pharmacokinetics and bioavailability; and (c) testing in preclinical studies in animals.

2.6 LICENSED FIELD means all human therapeutic and diagnostic uses, research reagent uses, and veterinary uses of LICENSED SUBJECT MATTER.

2.7 LICENSED PRODUCT means any product, process or service which is covered by or is produced using LICENSED SUBJECT MATTER.

2.8 LICENSED SUBJECT MATTER means inventions, discoveries and processes covered by PATENT RIGHTS and/or TECHNOLOGY RIGHTS within LICENSED FIELD. LICENSED SUBJECT MATTER shall not include any information or rights held by LICENSORS on tricyclic-bis-enone compounds or their derivatives.

2.9 NDA means New Drug Application as defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.10 NET SALES means the gross amount invoiced by LICENSEE, AFFILIATE and/or any sublicensee for the SALE of LICENSED PRODUCTS to a third party less: (i) normal and customary trade, cash and other discounts actually granted; (ii) charge back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies and purchasers; (iii) commercially reasonable and customary fees paid to distributors (other than AFFILIATES) that are included in the gross invoiced amount; (iv) credits or allowances actually granted for rejections or returns of LICENSED PRODUCTS, including recalls (not to exceed the original invoiced amount); (v) sales or similar taxes, including without limitation, value added taxes or other governmental charges which are included in the invoiced amount; and (vi) freight, postage, shipping, customs duties and insurance charges for packaging which are included in the invoiced amount, all as recorded by LICENSEE in LICENSEE’s official books and records in accordance with generally accepted accounting practices and consistent with LICENSEE’s published financial statements and/or regulatory filings with the United States Securities and Exchange Commission.

2.11 PARTIES (or singly PARTY) means LICENSEE, UTMDACC, DARTMOUTH, and BOARD.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

2.12 PATENT RIGHTS means LICENSORS’ rights in information or discoveries covered in the patents and patent applications listed in attached Exhibit I, and all divisionals, continuations, and letters patent that issue thereon and reissues, reexaminations or extensions thereof, and any corresponding foreign patents and patent applications.

2.13 PHASE 1 means that portion of the drug development and review process which provides for the initial introduction of an investigational new drug into humans, as more specifically defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.14 PHASE 2 means that portion of the drug development and review process which provides for early controlled clinical studies conducted to obtain preliminary data on effectiveness of an investigational new drug for a particular indication, as more specifically defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.15 PHASE 3 means that portion of the drug development and review process in which expanded clinical studies are conducted to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of an investigational new drug, as more specifically defined by the rules and regulations of the FDA or a similar regulatory requirement in any national jurisdiction.

2.16 SALE, SELL or SOLD means the transfer or disposition of a LICENSED PRODUCT for value to a party other than LICENSEE.

2.17 TECHNOLOGY RIGHTS means LICENSORS’ rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, software, designs, drawings or data created by INVENTORS at DARTMOUTH or UTMDACC before the EFFECTIVE DATE and owned by either DARTMOUTH and UTMDACC, which are not covered by PATENT RIGHTS but which are necessary for practicing the PATENT RIGHTS.

3. WARRANTY: SUPERIOR-RIGHTS

3.1 Except for the rights, if any, of the government of the United States of America (the “GOVERNMENT”), as set forth below, LICENSORS represent and warrant (a) that they have legal authority to enter into this AGREEMENT, (b) that they are the owners of the entire right, title, and interest in and to LICENSED SUBJECT MATTER, (c) that they have the sole right to grant licenses thereunder, and (d) that they have not knowingly granted agreements thereunder to any other entity that would restrict rights granted to LICENSEE except as stated herein.

3.2 LICENSEE understands that the LICENSED SUBJECT MATTER may have been developed under a funding agreement with the GOVERNMENT and, if so, that the GOVERNMENT may have certain rights relative thereto. This AGREEMENT is explicitly made subject to the GOVERNMENT’S rights under any agreement and any applicable law or regulation. If there is a conflict between any agreement, applicable law or regulation and this AGREEMENT, the terms of such GOVERNMENT agreement, applicable law or regulation shall prevail. LICENSEE agrees to take all reasonable action necessary to enable LICENSORS to satisfy their obligations, if any, under 35 U.S.C. 200, et seq.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

3.3 LICENSEE understands and acknowledges that LICENSORS, by this AGREEMENT, make no representation as to the operability or fitness for any use, safety, efficacy, approvability by regulatory authorities, time and cost of development, patentability, and/or breadth of the LICENSED SUBJECT MATTER. LICENSORS, by this AGREEMENT, also make no representation as to whether any patent covered by PATENT RIGHTS is valid or as to whether there are any patents now held, or which will be held, by others or by LICENSORS in the LICENSED FIELD, nor do LICENSORS make any representation that the inventions contained in PATENT RIGHTS do not infringe any other patents now held or that will be held by others or by LICENSORS. As of the EFFECTIVE DATE, UTMDACC’s Office of Technology Commercialization and DARTMOUTH acknowledge that they have not received any communications from third parties that allege or threaten the validity or enforceability of the PATENT RIGHTS.

3.4 LICENSEE, by execution hereof, acknowledges, covenants and agrees that it has not been induced in any way by LICENSORS or their employees to enter into this AGREEMENT, and further warrants and represents that (a) it has conducted sufficient due diligence with respect to all items and issues pertaining to this AGREEMENT and all other matters pertaining to this AGREEMENT; and (b) LICENSEE has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct such due diligence, and agrees to accept all risks inherent herein.

3.5 To UTMDACC’s Office of Technology Commercialization and DARTMOUTH’s knowledge, as of the EFFECTIVE DATE the patents and patent applications listed in attached Exhibit 1 constitute all of the patents and pending patent applications prosecuted by UTMDACC and DARTMOUTH necessary to practice the LICENSED SUBJECT MATTER.

4. LICENSE

4.1 LICENSORS hereby grant to LICENSEE a worldwide, royalty-bearing, exclusive license under LICENSED SUBJECT MATTER to manufacture, have manufactured, use and/or SELL LICENSED PRODUCTS for use within LICENSED FIELD. This grant is subject to Sections 3.2 and 3.3 herein, the payment by LICENSEE to UTMDACC of all consideration as provided herein, the timely payment of all amounts due under any sponsored research agreement between LICENSEE and UTMDACC and/or DARTMOUTH in effect during the term of this AGREEMENT, and is further subject to rights retained by LICENSORS to:

a. publish the general scientific findings from research related to LICENSED SUBJECT MATTER subject to the terms of Article 14, Confidential Information; and

b. use LICENSED SUBJECT MATTER for academic research, teaching, patient care and other educationally-related purposes; and

c. transfer LICENSED SUBJECT MATTER to academic or research institutions for non- commercial research use, provided however, that any transfer of material embodiments of LICENSED SUBJECT MATTER pursuant to this Section 4.l(c) will be governed by a material transfer agreement substantially in the form attached as EXHIBIT 3.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

Notwithstanding the rights retained by LICENSORS in Section 4.l(b) to use the LICENSED SUBJECT MATTER for patient care, LICENSORS agree that a LICENSED PRODUCT which is in active commercial development or under consideration for such development by LICENSEE will not be administered by LICENSORS to any human, nor provided to any third party for administration to humans, except as part of a clinical trial sponsored by LICENSEE or a commercial partner of LICENSEE.

4.2 LICENSEE may extend the license granted herein to any AFFILIATE if the AFFILIATE consents in writing to be bound by this AGREEMENT to the same extent as LICENSEE. LICENSEE must deliver to UTMDACC a true and accurate copy of such written agreement, and any modification or termination thereof, within 30 days after execution, modification or termination.

4.3 LICENSEE may grant sublicenses consistent with this AGREEMENT if LICENSEE is responsible for the compliance by its sublicensees with all applicable terms and conditions of this AGREEMENT, and for diligently collecting all amounts due from sublicensees. If a sublicensee pursuant hereto becomes bankrupt, insolvent or placed in the hands of a receiver or trustee, LICENSEE to the extent allowed under the applicable law and in a timely manner agrees to use its best reasonable efforts to collect all consideration owed and to have the sublicense agreement confirmed or rejected by a court of proper jurisdiction. Additionally, LICENSEE must deliver to UTMDACC a true and correct copy of each sublicense granted by LICENSEE, and any modification or termination thereof, within 30 days after execution, modification, or termination. If this AGREEMENT is terminated, LICENSORS agree to accept as successors to LICENSEE existing sublicensees in good standing at the date of termination, provided that the sublicensees consent in writing to be bound by all the terms and conditions of this AGREEMENT.

5. PAYMENTS AND REPORTS

5.1 In consideration of rights granted by LICENSORS to LICENSEE under this AGREEMENT, LICENSEE will pay or issue to UTMDACC the following:

a. equity as described in Article 6;

b. an annual license reissue fee in the amount of $[***], due and payable on each anniversary of the EFFECTIVE DATE beginning on the first anniversary and occurring before FDA pre-marketing approval of any LICENSED PRODUCT;

c. a running royalty of [***]% of NET SALES (including NET SALES of any sublicensees). After FDA pre-marketing approval of any LICENSED PRODUCT, LICENSEE shall pay a minimum royalty of $[***] on each anniversary of the EFFECTIVE DATE if that amount is greater than [***]% of NET SALES;

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

d. milestone fees according to the table below, due and payable within 30 days of each milestone event for application of a LICENSED PRODUCT as a cancer therapeutic agent (the “Cancer Applications”):

Milestone Event	Milestone Fee
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

For the purpose of this Paragraph 5.ld, Paragraph 5.1e, and Paragraph 5.1g below, “Initiation” means the date the first patient is dosed by or on behalf of LICENSEE. All milestone fees for Cancer Applications are payable only once, regardless of the number of times the milestone is achieved and regardless of the number of LICENSED PRODUCTS that achieve a milestone event;

e. milestone fees according to the table below, due and payable within 30 days of each milestone event for application of a LICENSED PRODUCT as a therapeutic agent for any indication other than cancer (the “Non-Cancer Applications”):

Milestone Event	Milestone Fee
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

All milestone fees for Non-Cancer Applications are payable only once, regardless of the number of times the milestone is achieved and regardless of the number of LICENSED PRODUCTS that achieve a milestone event;

f. $[***] for all out-of-pocket expenses paid by LICENSORS prior to December 31, 2003 in filing, prosecuting, enforcing and maintaining PATENT RIGHTS, and all such expenses paid by LICENSORS thereafter, for so long as, and in such countries as this AGREEMENT remains in effect. UTMDACC will invoice LICENSEE on a quarterly basis for expenses paid by LICENSORS after December 31, 2003. The invoiced amounts will be due and payable by LICENSEE within 60 days. LICENSEE agrees to pay UTMDACC $[***] of such prior expenses in US dollars. Solely at LICENSEE’S discretion on an invoice-by-invoice basis, LICENSEE may pay all other amounts due under this Section 5.1f in U.S. currency or issue to LICENSORS a sufficient number of fully paid shares of its most recently sold series of preferred stock valued at the price it was sold to independent third parties; provided such sale shall have been for an aggregate of at least $[***] and consummated in the previous twelve (12) months; if there has been no such sale within the most recent twelve (12) months, LICENSEE must pay such invoices in cash. In any issuance of stock pursuant to this paragraph, LICENSEE shall make the same representations and warranties to LICENSORS that it makes in Article 6 hereof. If within six months of paying an invoice by issuing shares LICENSEE issues stock at a price per equivalent share less than the calculation used in such invoice, LICENSEE shall issue additional shares to LICENSORS so that LICENSORS will have received sufficient additional shares such that at the lower valuation the aggregate shares issued have a value equal to the invoice amount; and

g. a sublicense fee equal to the applicable percentage listed in the table below of all compensation, regardless of form, other than royalties on NET SALES, and research and development money, received by LICENSEE in consideration of grant of sublicense pursuant to Paragraph 4.3 above, within 30 days of LICENSEE’S receipt of any such

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

consideration. In the event a sublicense agreement includes consideration for a combination of LICENSED SUBJECT MATTER and LICENSEE’S other technologies, the amount due will be reasonably determined by LICENSORS and LICENSEE based on the relative value of LICENSED SUBJECT MATTER and LICENSEE’S additional technology, as agreed by LICENSORS and LICENSEE:

Sublicense Date	Fee
[***]	[***]	%
[***]	[***]	%

[***]	[***]	%

[***]	[***]	%

[***]	[***]	%

[***]	[***]	%

5.2

The “value” of any equity securities will be calculated as follows: (1) if traded on a securities exchange or the NASDAQ National Market System, the value shall be deemed for all purposes to be the average of the security’s last sales price (or if there shall have been no sales, the last bid price) for five consecutive trading days preceding the date such securities are received by LICENSEE; (2) if actively traded over the counter (other than the NASDAQ National Market System), the value shall be deemed for all purposes to be the average of the security’s closing bid price for five consecutive trading days preceding the date such securities are received by LICENSEE; or (3) if there is no active public market, the value shall be the estimated fair value thereof, as determined in LICENSEE’S and UTMDACC’s reasonable discretion, taking into consideration the cost of the securities, prices of recent significant placements of securities of the same issuer, any financial data and projections of the company provided to the LICENSEE, and such other factors as LICENSEE and UTMDACC may deem relevant. Notwithstanding the foregoing, the value of any equity securities under (1) or (2) above that are subject to a restriction impairing the free marketability thereof shall be determined by making an appropriate discount, as determined in LICENSEE’S and UTMDACC’s reasonable discretion, to the valuation determined under (1) or (2) to reflect the effect on the value of the restrictions on marketability. If the sublicense or assignment agreement calls for equity payment in excess of fair market value, then the excess payment will be subject to the sublicense fee payment schedule in Section 5.1g above.

5.3 In the event of late payments or issues to UTMDACC due under Article 5 or 6, a late payment charge calculated using simple interest on the overdue amount at [***]% above the prime rate, or successive prime rates, in effect at The JP Morgan Chase Bank during the delinquency will be assessed and due additionally from LICENSEE for each such late payment. If such interest rate is greater than the highest allowable rate by law, then the interest rate will be the highest allowable rate by law.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

5.4 During the term of this AGREEMENT and for one year thereafter, LICENSEE agrees to keep complete and accurate records of its and its sublicensees’ SALES and NET SALES in sufficient detail to enable the royalties and other payments due hereunder to be determined. LICENSEE agrees to permit UTMDACC or its representatives, at UTMDACC’s expense and with fourteen (14) days written notice, to examine its books, ledgers, and records during regular business hours, once per calendar year, for the purpose of and solely to the extent necessary to verify any report required under this AGREEMENT. If the amounts due to LICENSORS are determined to have been underpaid by an amount equal or greater than [***]% of the total amount due during the period examined, LICENSEE will pay the cost of such examination and all overdue amounts with accrued interest at the highest allowable rate.

5.5 Unless otherwise provided, all payments under this Article 5 are due and payable within 30 days after March 31, June 30, September 30, and December 31 of each year during the term of this AGREEMENT. At such times, LICENSEE must also deliver to UTMDACC a true and accurate written report, even if no payments are due LICENSORS, giving the particulars of the business conducted by LICENSEE and its sublicensee(s), if any exist, during the preceding three calendar months under this AGREEMENT as necessary for UTMDACC to account for LICENSEE’s payments hereunder. Such reports will be on a per-country and per-product basis and presented substantially in the form as shown in Exhibit 2. Simultaneously with the delivery of each report, LICENSEE must pay or issue to UTMDACC the amount due, if any, for the period of each report.

On or before January 31 of each year during the term of this AGREEMENT, irrespective of having a first SALE or offer for SALE, LICENSEE must deliver to UTMDACC a written progress report as to LICENSEE’S (and any sublicensee’s) efforts and accomplishments during the preceding year in researching and commercializing LICENSED SUBJECT MATTER and LICENSEE’S (and sublicensee’s) research and commercialization plans for the upcoming year.

5.6 All amounts payable by LICENSEE must be paid in United States dollars without deductions for taxes, assessments, fees, or charges of any kind. Royalties accruing on SALES in countries other than the United States must be paid in United States dollars in amounts based on the rate of exchange as quoted in the Wall Street Journal (WSJ) as of the last business day of the reporting period. If the WSJ does not publish any such rate, a comparable rate publication will be agreed upon from time to time by UTMDACC and LICENSEE, and with respect to each country for which such rate is not published by the WSJ or in a comparable publication UTMDACC and LICENSEE will use the prevailing rate for bank cable transfers for such date, as quoted by leading United States banks in New York City dealing in the foreign exchange market.

5.7 All payments must be payable to UTMDACC and sent to the address listed in Paragraph 16.3.

5.8 No payments due or royalties owed under this AGREEMENT will be reduced as the result of co-ownership of LICENSED SUBJECT MATTER by BOARD, DARTMOUTH or another party, including but not limited to LICENSEE.

6. EQUITY OWNERSHIP

6.1 ln consideration of the rights granted to LICENSEE by LICENSORS in this AGREEMENT, LICENSEE will, upon execution of this AGREEMENT, issue BOARD [***]

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

([***]) fully paid, non-assessable shares of its common stock, at $0.001 par value (the “Shares”). LICENSEE shall issue the Shares in the name of the Board of Regents of The University of Texas System and deliver such Shares to: William Doty, Managing Director, Technology Commercialization, M. D. Anderson Cancer Center, 7515 South Main, Suite 490, Houston, Texas 77030. Additionally, LICENSEE will issue each UTMDACC inventor, [***] and [***], fully paid, non-assessable shares of its common stock, at $0.001 par value in separate agreements to be promptly negotiated and executed by LICENSEE and each inventor to which LICENSORS will not be a party. Such agreements will be attached hereto as Exhibits 4 and 5 upon their execution and the Parties agree that this may be done after the execution of this AGREEMENT.

6.2 LICENSEE hereby represents and warrants individually to each of the LICENSORS as follows:

a. LICENSEE is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of LICENSEE.

b. LICENSEE’s authorized stock consists of (i) 15,000,000 shares of Common Stock of which 4,302,292 shares are outstanding; (ii) 1,751,000 shares of Series A Convertible Preferred Stock of which 1,751,000 shares are outstanding; (iii) 4,166,666 shares of Series B Convertible Preferred Stock of which 3,177,587 shares are outstanding; and (iv) 82,334 shares of undesignated preferred stock, none of which is outstanding.

c. The Shares, when issued in accordance with this AGREEMENT, will be validly authorized, duly issued and fully paid and nonassessable shares of Common Stock of LICENSEE, and the issuance thereof will not conflict with the certificate of incorporation or bylaws of LICENSEE or any agreement by which LICENSEE is bound. The issuance of the Shares will be in compliance with all federal and state securities laws applicable to such issuance and sale.

d. LICENSEE sold 3,050,921 shares of its Series B Convertible Preferred Stock for a price of $1.50 per share with a final closing date of November 25, 2003, to unrelated third parties.

7. SPONSORED RESEARCH

LICENSEE agrees to enter into separate sponsored research agreements with UTMDACC and DARTMOUTH within one hundred and eighty (180) days from the EFFECTIVE DATE in which LICENSEE will provide financial payments to LICENSOR(S) to support the development of the LICENSED SUBJECT MATTER or related subject matter. The specific amounts and timing of such payments, and the associated work plans, will be determined under a separate agreement with each of LICENSORS. Additionally, if LICENSEE receives payments for sponsored research pursuant to a sublicense under this AGREEMENT, LICENSEE (a) will notify UTMDACC and/or DARTMOUTH in writing of all opportunities to conduct this sponsored research (including clinical trials, if applicable), (b) solicit research and/or clinical proposals from UTMDACC and/or DARTMOUTH for this purpose, and (c) will give good faith consideration to funding the proposals at UTMDACC and/or DARTMOUTH.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

8. TERM AND TERMINATION

8.1 Subject to Sections 3.2 and 3.3, the term of this AGREEMENT is from the EFFECTIVE DATE to the full end of the term or terms for which PATENT RIGHTS have not expired or, if only TECHNOLOGY RIGHTS are licensed and no PATENT RIGHTS are applicable, then for a period of 20 years.

8.2 Any time after [***] years from the EFFECTIVE DATE, LICENSORS have the right to terminate this license in any national political jurisdiction if LICENSEE, within ninety (90) calendar days after receiving written notice from LICENSORS of the intended termination, fails to provide written evidence satisfactory to LICENSORS that LICENSEE is using its best efforts to commercialize a licensed invention in such jurisdiction(s). As evidence of LICENSEE’s best efforts, LICENSEE will achieve at least the following performance milestones within the designated time period following the EFFECTIVE DATE:

a. [***] within [***] months;

b. [***] within [***] years;

       and

c. [***] within [***] years.

Additionally, LICENSEE will continue to use its best efforts to initiate and complete PHASE 3 and to have commercial sales of LICENSED PRODUCTS. LICENSORS recognize that completion of clinical milestone targets will be contingent on the lead LICENSED PRODUCT’S performance in preclinical and PHASE 1, respectively. If LICENSEE fails to meet any of the above provisions because it is not using its best efforts to develop the LICENSED PRODUCTS, then LICENSORS at their sole discretion have the right and option to either terminate this AGREEMENT or reduce LICENSEE’s exclusive license to a nonexclusive license. Notwithstanding the foregoing, LICENSEE may extend the due date of any given performance milestone for a period of up to [***] years upon payment of $[***]. Such payments must be paid on or before the due date of each performance milestone, and for any subsequent years, on or before each anniversary of such due date.

8.3 This AGREEMENT will terminate earlier than as set forth in Paragraph 8.1:

a. automatically if LICENSEE becomes the subject of insolvency, dissolution or bankruptcy proceedings affecting the operation of its business and/or if the business of LICENSEE is placed in the hands of a receiver, assignee, or trustee, whether by voluntary act of LICENSEE or otherwise; or

b. upon 30 days written notice from UTMDACC (on behalf of LICENSORS) if LICENSEE breaches or defaults on its obligations (i) to make payments (if any are due) or reports, in accordance with the terms of Article 5, (ii) to issue stock under Article 6, or (iii) under Article 13 (Use of Name), unless, before the end of the 30 day period, LICENSEE has cured the breach or default to LICENSORS’ satisfaction and so notifies LICENSORS in writing, stating the manner of the cure; or

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

c. upon 90 days written notice from UTMDACC (on behalf of LICENSORS) if LICENSEE breaches or defaults on any other material obligation under this AGREEMENT, unless, before the end of the 90 day period, LICENSEE has cured the breach or default to LICENSORS’ satisfaction and so notifies LICENSORS in writing, stating the manner of the cure; or

d. at any time by mutual written agreement among LICENSEE, UTMDACC, and DARTMOUTH, upon 30 days written notice to all PARTIES and subject to any terms herein which survive termination;

e. at any time by LICENSEE, upon 180 days written notice to all parties and subject to any terms herein which survive termination;

f. under the provisions of Paragraph 8.2 if invoked; or

g. if LICENSEE has defaulted or been late on its payment obligations under this AGREEMENT on any two occasions during a twelve (12) month period.

8.4 Upon termination of this AGREEMENT:

a. nothing herein will be construed to release either PARTY of any obligation matured prior to the effective date of the termination;

b. LICENSEE agrees and covenants to be bound by the provisions of Articles 12 (Indemnification), Article 13 (Use of Name) and Article 14 (Confidential Information) of this AGREEMENT;

c. after the effective date of the termination, LICENSEE will provide BOARD with a written inventory of all LICENSED PRODUCTS in process of manufacture, in use or in stock. LICENSEE may SELL any such LICENSED PRODUCTS within the 90 day period following such termination if it pays earned royalties thereon, and any other amount due pursuant to the terms of Article 5; and

d. LICENSEE grants to UTMDACC and DARTMOUTH a nonexclusive royalty bearing license with the right to sublicense others with respect to improvements made by LICENSEE (including improvements licensed by LICENSEE from third parties) in the LICENSED SUBJECT MATTER. LICENSEE, UTMDACC and DARTMOUTH agree to negotiate in good faith the royalty rate for the nonexclusive license. UTMDACC’s and DARTMOUTH’s right to sublicense others hereunder is solely for the purpose of permitting others to develop and commercialize the entire technology package.

9. INFRINGEMENT BY THIRD PARTIES

9.1 Each PARTY will promptly inform the other of any suspected infringement of any claims in the PATENT RIGHTS or the misuse, misappropriation, theft or breach of confidence of other proprietary rights in the LICENSED SUBJECT MATTER by a third party. LICENSEE has the right, but not the obligation, to institute an action for infringement, misuse, misappropriation, theft

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

or breach of confidence of the proprietary rights against such third party and is entitled to retain recovery from such enforcement, provided however, after reimbursement of LICENSEE’s reasonable legal costs and expenses related to such enforcement, any award or damages awarded to LICENSEE that constitute lost profits shall be considered NET SALES for purposes of calculating royalties due LICENSORS. Additionally, if any award or damages awarded to LICENSEE constitute “reasonable royalties” pursuant to 35 USC §284 or punitive damages, LICENSEE agrees to pay LICENSORS [***] percent ([***]%) of any such reasonable royalties or punitive damages. At LICENSEE’S request and expense, and subject to the statutory duties of the Texas Attorney General, LICENSORS agree to join any such action brought by LICENSEE if necessary. If LICENSEE fails to bring such an action or proceeding within 120 days after receiving notice or otherwise having knowledge of such infringement, then LICENSORS may institute an action for infringement, misuse, misappropriation, theft or breach of confidence of the proprietary rights against such third party at its own expense and retain all recoveries from such enforcement, and/or reduce the license granted hereunder to semi-exclusive and grant a license to such third party. LICENSORS will provide LICENSEE with 20 days written notice before they commence any legal action to terminate infringement of PATENT RIGHTS and LICENSEE may commence legal action at any time during the 20 day notice period. LICENSEE must provide LICENSORS with evidence that it has commenced legal action within the 20 day notice period, and all recoveries resulting from such action will be divided equally between LICENSEE and LICENSORS after LICENSEE recovers its costs and expenses directly related to such action.

9.2 In any infringement suit or dispute, the PARTIES agree to cooperate fully with each other. At the request and expense of the PARTY bringing suit, the other PARTY will permit access to all relevant personnel, records, papers, information, samples, specimens, etc., during regular business hours.

10. ASSIGNMENT

Except in connection with the sale of substantially all of LICENSEE’S assets to a third party, or in the case of a merger, consolidation or a similar transaction, with written notice to LICENSORS, LICENSEE may not assign this AGREEMENT without the prior written consent of LICENSORS, which will not be unreasonably withheld. A sale of LICENSEE’s outstanding stock, at any time, by any of its then existing stockholders, in one or a series of transactions, such that after such sale persons who prior to such sale held shares of stock representing the right to appoint a majority of the board of directors no longer hold shares of stock representing the right to appoint a majority of the board of directors, shall be deemed to be an assignment of this AGREEMENT and subject to the terms of this Article 10.

11. PATENT MARKING

LICENSEE must permanently and legibly mark all products, packaging and documentation manufactured or SOLD by it under this AGREEMENT with a patent notice as may be permitted or required under Title 35, United States Code or other applicable national law.

12. INDEMNIFICATION

12.1 LICENSEE agrees to hold harmless and indemnify BOARD, INVENTORS, SYSTEM, DARTMOUTH, UTMDACC, their officers, employees, students and agents from and against any claims, demands, or causes of action whatsoever, costs of suit and reasonable attorneys fees, including without limitation those arising on account of any injury or death of persons or damage to property caused by, or arising out of, or resulting from, the exercise or practice of the rights granted hereunder by LICENSEE, its AFFILIATES or their officers, employees, agents or representatives.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

12.2 In no event shall BOARD, SYSTEM, UTMDACC or DARTMOUTH be liable for any indirect, special, consequential or punitive damages (including, without limitation, damages for loss of profits or expected savings or other economic losses, or for injury to persons or property) arising out of, or in connection with, this AGREEMENT or its subject matter, regardless of whether BOARD, SYSTEM, UTMDACC or DARTMOUTH knows or should know of the possibility of such damages.

12.3 At such time as any product, process, service relating to, or developed pursuant to, this AGREEMENT is being commercially distributed or SOLD (other than for the purpose of obtaining regulatory approvals) by LICENSEE or by a sublicensee, LICENSEE shall at its sole cost and expense, procure and maintain comprehensive general liability insurance in amounts not less than $[***] per incident and naming UTMDACC, SYSTEM, BOARD and DARTMOUTH as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for LICENSEE’s indemnification under this AGREEMENT. If LICENSEE elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $[***] annual aggregate) such self-insurance program must be acceptable to LICENSORS. Such insurance will be considered primary as to any other valid and collectible insurance, but only as to acts of the named insured. The minimum amounts of insurance coverage required shall not be construed to create a limit of LICENSEE’s liability with respect to its indemnification under this AGREEMENT.

LICENSEE shall provide LICENSORS with written evidence of such insurance upon request of any LICENSOR. LICENSEE shall provide LICENSORS with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance; if LICENSEE does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, LICENSORS shall have the right to terminate this AGREEMENT effective at the end of such fifteen (15) day period without notice or any additional waiting periods.

LICENSEE shall maintain such comprehensive general liability insurance beyond the expiration or termination of this AGREEMENT during (i) the period that any product, process, or service, relating to, or developed pursuant to, this AGREEMENT is being commercially distributed or sold by LICENSEE or by a sublicensee; and (ii) a reasonable period after the period referred to in (i) above which in no event shall be less than fifteen (15) years.

13. USE OF NAME

LICENSEE may not use the name of UTMDACC, SYSTEM, DARTMOUTH, INVENTORS, or BOARD (or their employees) without express written consent from UTMDACC and/or DARTMOUTH except as required by governmental law, rule or regulation. Consent must be requested from, in the case of UTMDACC and SYSTEM:

M.D. Anderson Services Corporation

7505 S. Main Suite 500, Unit

0525 Houston, TX 77030

ATTENTION: Natalie Wright

Email: nwright@mdanderson.org

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

and, in the case of DARTMOUTH:

Office of General Counsel

14 South Main Street, Suite 2 - C

Hanover, New Hampshire 03755

14. CONFIDENTIAL INFORMATION

14.1 The PARTIES agree that all information forwarded to one PARTY by the other and clearly designated in writing as “CONFIDENTIAL” at the time of transfer or so designated in writing within thirty (30) days after oral disclosure: (1) are to be received in strict confidence, (2) are to be used only for the purposes of this AGREEMENT, and (3) are not to be disclosed by the recipient PARTY, its agents or employees without the prior written consent of the other PARTY, except to the extent that the recipient PARTY can establish competent written proof that such information:

a. was in the public domain at the time of disclosure;

b. later became part of the public domain through no act or omission of the recipient PARTY, its employees, agents, successors or assigns;

c. was lawfully disclosed to the recipient PARTY by a third party having the right to disclose it;

d. was already known by the recipient PARTY at the time of disclosure;

e. was independently developed by the recipient PARTY without use of the other PARTY’s confidential information; or

f. is required by law or regulation to be disclosed, provided however, that the disclosing PARTY shall first give the other PARTY written notice and adequate opportunity to object to such order for disclosure or to request confidential treatment.

14.2 Information shall not be deemed to be available to the public or to be in the recipient PARTY’s possession merely because it:

a. includes information that falls within an area of general knowledge available to the public or to the recipient (but which does not include the specific information provided by the other PARTY); or

b. can be reconstructed in hindsight from a combination of information from multiple sources that are available to the public or to the recipient, if not one of those sources actually taught or suggested the entire combination, together with its meaning and importance.

14.3 Each PARTY’s obligation of confidence hereunder shall be fulfilled by using at least the same degree of care with the other PARTY’s confidential information as it uses to protect its own confidential information, but always at least a reasonable degree of care. This obligation shall exist while this AGREEMENT is in force and for a period of three years thereafter.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

14.4 LICENSORS reserve the right to publish the general scientific findings from research related to LICENSED SUBJECT MATTER, with due regard to the protection of LICENSEE’s confidential information. UTMDACC and/or DARTMOUTH will submit the manuscript of any proposed publication to LICENSEE at least thirty (30) calendar days before publication, and LICENSEE shall have the right to review and comment upon the publication in order to protect LICENSEE’s confidential information.

Upon LICENSEE’s request, publication may be delayed up to sixty (60) additional calendar days to enable LICENSEE to secure adequate intellectual property protection of LICENSEE’s confidential information that would otherwise be affected by the publication.

15. PATENTS AND INVENTIONS

15.1 If after consultation, the PARTIES agree that a patent application should be filed for LICENSED SUBJECT MATTER, then LICENSORS will prepare and file the appropriate patent application, and LICENSEE will pay the cost of searching, preparing, filing, prosecuting and maintaining same and this application will be considered PATENT RIGHTS. lf LICENSEE notifies LICENSORS that it does not intend to pay such costs, or if LICENSEE does not respond or make an effort to agree with LICENSORS on the disposition of rights in the subject invention, then LICENSORS may file an application at their own expense and LICENSEE will have no rights to such invention. LICENSORS shall retain the sole right to select the attorney responsible for filing, prosecution and maintenance of any patents based on technology invented at UTMDACC and DARTMOUTH and subject to this AGREEMENT. UTMDACC will provide LICENSEE a copy of any patent application for which LICENSEE has paid the cost of filing, as well as copies of any documents received or filed with the respective patent office during the prosecution thereof. The PARTIES each have the right to review and comment upon the wording of specifications, claims and responses to office actions prior to their submission to the appropriate patent office and will promptly and timely submit such comments to UTMDACC. If UTMDACC anticipates any extraordinary expenditures arising from the preparation, filing, prosecution, or defense of any patent application and/or patent included in PATENT RIGHTS, then UTMDACC will consult with LICENSEE to determine a mutually acceptable course of action prior to incurring such expenditures. The PARTIES agree that they share a common legal interest to get valid enforceable patents and that LICENSEE will keep all privileged information received pursuant to this Section confidential.

15.2 Each PARTY will promptly inform the other of any request for, or filing or declaration of, any interference, opposition, or reexamination relating to PATENT RIGHTS. In connection with any interference, opposition, reissue, or reexamination proceeding relating to PATENT RIGHTS filed by a third party, LICENSORS shall retain the sole right to select the attorney responsible for handling such matter and shall direct such attorney. Additionally, the PARTIES will cooperate fully on such action or proceeding and will provide each other with any information or assistance that either may reasonably request. Each PARTY will keep the other informed of developments in any such action or proceeding, including, to the extent permissible, the status of any settlement negotiations and the terms of any offer related thereto. The PARTIES agree that they share a common legal interest to keep valid enforceable patents and that LICENSEE will keep all privileged information received pursuant to this Section confidential.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

15.3 DARTMOUTH and UTMDACC agree that to the extent any of the terms in this Article IS conflict with the terms in the Commercialization Agreement, the terms of the Commercialization Agreement shall control.

16. GENERAL

16.1 This AGREEMENT constitutes the entire and only agreement between the PARTIES for LICENSED SUBJECT MATTER and all other prior negotiations, representations, agreements, and understandings are hereby superseded. No agreements altering or supplementing these terms may be made except by a written document signed by all PARTIES.

16.2 Any payments required by this AGREEMENT must be paid to [***] or by wire transfer to:

[***]

[***]

[***]

[***]

[***]

[***]

REFERENCE: include title and EFFECTIVE DATE of AGREEMENT and type of payment (e.g., license documentation fee, milestone payment, royalty [including applicable patent/application identified by MDA reference number and patent number or application serial number], or maintenance fee, etc.).

16.3 Any notice required by this AGREEMENT must be given by email or facsimile transmission confirmed by personal delivery (including delivery by reputable messenger services such as Federal Express) or by prepaid, first class, certified mail, return receipt requested, addressed in the case of BOARD and UTMDACC to:

The University of Texas M.D. Anderson Cancer Center

Office for Technology Commercialization

7515 S. Main Street, Suite 490, Unit 0510

Houston, Texas 77030

ATTENTION: William J. Doty

Email: wdoty@mdanderson.org

Phone: (713) 745-9600

Fax: (713) 794-1356

or in the case of DARTMOUTH to:

Dartmouth College

Technology Transfer Office

II Rope Feny Road

Hanover, NH 03755

ATTENTION: Alla Kan, Director

Email: alla.kan@dartmouth.edu

Phone: (603) 646-3027

Fax: (606) 646-3670

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

or in the case of LICENSEE to:

Reata Discovery, Inc.

1950 N. Stemmons Freeway, Suite 5001

Dallas, Texas 75207

ATTENTION: J. Warren Huff, CEO and President

Email: warren.huff@reatadiscovery.com

Phone: (214) 800-870I

Fax: (214) 722-0867

or other addresses as may be given from time to time under the terms of this notice provision.

16.4 LICENSEE must comply with all applicable national, state and local laws and regulations in connection with its activities pursuant to this AGREEMENT.

16.5 This AGREEMENT will be construed and enforced in accordance with the laws of the United States of America and of the State of Texas, without regard to its conflict of law provisions. The Texas state courts of Harris County, Texas (or, if there is exclusive federal jurisdiction, the United States District Court for the Southern District of Texas) shall have exclusive jurisdiction and venue over any dispute arising out of this AGREEMENT, and LICENSEE hereby consents to the jurisdiction of such courts; however, nothing herein shall be deemed as a waiver by BOARD, SYSTEM or UTMDACC of its sovereign immunity

16.6 Any dispute or controversy arising out of or relating to this AGREEMENT, its construction or its actual or alleged breach will be decided by mediation. If the mediation does not result in a resolution of such dispute or controversy, it will be finally decided by an appropriate method of alternate dispute resolution, including without limitation, arbitration, conducted in the city of Houston, Harris County, Texas, in accordance with the then applicable procedures of the American Arbitration Association. The arbitration panel will include members knowledgeable in the evaluation of the LICENSED SUBJECT MATTER. Judgment upon the award rendered may be entered in the highest court or forum having jurisdiction, state or federal. The provisions of this Section 16.6 will not apply to decisions on the validity of patent claims or to any dispute or controversy as to which any treaty or law prohibits such arbitration. The decision of the arbitration must be sanctioned by a court of law having jurisdiction to be binding upon and enforceable by the PARTIES.

16.7 Failure of LICENSORS to enforce a right under this AGREEMENT will not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved.

16.8 Headings are included herein for convenience only and shall not be used to construe this AGREEMENT.

16.9 lf any part of this AGREEMENT is for any reason found to be unenforceable, all other parts nevertheless remain enforceable.

16.10 Neither PARTY shall be held liable or responsible to the other PARTY nor be deemed to have defaulted under or breached this AGREEMENT for failure or delay in fulfilling or

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

performing any term of this AGREEMENT when such failure or delay is caused by or results from causes beyond the control of the affected PARTY, including, without limitation, fire, floods, earthquakes, natural disasters, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AGREEMENT.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM	REATA DISCOVERY, INC.

By	/s/ John Mendelsohn	By	/s/ J. Warren Huff
John Mendelsohn, M.D.	J. Warren Huff
President	Chief Executive Officer
The University of Texas
M.D. Anderson Cancer Center

Date 8/10/04	Date 7/20/2004

THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER By
Leon Leach
Executive Vice President
The University of Texas
M. D. Anderson Cancer Center

Date 7/20/2004

Approved as to Content:

By	/s/ William J. Doty
William J. Doty
Managing Director
Commercialization
M. D. Anderson Cancer Center

Date 7/20/2004

THE TRUSTEES OF DARTMOUTH COLLEGE

B	/s/ Alla Kan
Alla Kan, Director
Technology Transfer Office

Date 7/20/2004	Approved as to form	/s/ N.W.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

EXHIBIT I

PATENT

RIGHTS

l.	[***]

[***]

2.	[***]

[***]

3.	[***]

[***]

4.	[***]

[***]

5.	[***]

[***]

6.	[***]

[***]

7.	[***]

[***]

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

EXHIBIT 2

ROYALTY REPORT

Period          /      /              through          /      /

Licensee:                                           Agreement # :

If license covers several product lines, please prepare a separate report for each product line. Then combine all product lines into a summary report.

Report Type:	¨	Single Product Line Report:
	¨	Multi-Product Summary Report (Page 1 of pages)

Country	Quantity Produced	Gross Sales($)	*Less Allowances	Net Sales ($)	Royalty Rate	Conversion Rate (if applicable)	Royalties Due this period (US$)
USA
Canada
Japan
Other:
Sublicenses:

Subtotal:
Less Advanced Royalty Balance (if any):
TOTAL ROYALTIES DUE THIS PERIOD:
All other amounts due:
TOTAL FOR THIS PERIOD:

* Please indicate in the following space the specific types of deductions and the corresponding amounts used to calculate Allowances:

Please indicate the accounting methodology used to account for and calculate the items included in the report and any differences in such accounting methodology used in any previous reports:

Prepared by	–	Name:
Title:
Date:

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

EXHIBIT 3

MATERIALS TRANSFER AGREEMENT

                     agrees to provide                      with certain materials and know-how for the purposes stated herein under the following conditions:

1. The parties to this Agreement are:                     , hereinafter “RECIPIENT’, and                      hereinafter “INSTITUTION.” The RESEARCH (as hereinafter defined) will be conducted by RECIPIENT under the supervision of                      hereinafter “SCIENTIST”.

2. The material that is covered by this Agreement includes: (a)                     , which was developed by                      of INSTITUTION, and (b) any related chemical or biological material or associated know-how and data that will be provided by INSTITUTION or received by SCIENTIST from INSTITUTION, hereinafter “MATERIAL.” The MATERIAL is considered proprietary to INSTITUTION. INSTITUTION shall be free, in its sole discretion, to distribute the MATERIAL to others and to use it for its own purposes.

3. The MATERIAL shall be used by SCIENTIST in research to study hereinafter “RESEARCH.”

4. Neither SCIENTIST nor RECIPIENT shall distribute, release, or in any way disclose the MATERIAL to any person or entity other than laboratory personnel under SCIENTIST’S direct supervision, and SCIENTIST and RECIPIENT shall ensure that no one will be allowed to take or send MATERIAL to any other location, unless written permission is obtained from INSTITUTION. Neither SCIENTIST nor RECIPIENT shall distribute, release, or in any way disclose the MATERIAL to any commercial or for-profit entity. This MATERIAL is made available for investigational use only in laboratory animals or in vitro experiments. RECIPIENT agrees to use the MATERIAL solely for research, teaching and other educationally-related, non-commercial purposes only. RECIPIENT agrees that the MATERIAL will not be used for any other purpose. Neither the MATERIAL nor any biological materials treated therewith will be used in human beings.

5. RECIPIENT understands that the MATERIAL may be subject to certain licensing arrangements between INSTITUTION and a commercial entity (hereinafter “COMPANY”). RECIPIENT and SCIENTIST shall promptly notify INSTITUTION of any invention(s) resulting from RECIPIENT’S or SCIENTIST’S use of the MATERIAL. If INSTITUTION makes a reasonable determination that such invention(s) are subject to the terms and conditions of a licensing arrangement between INSTITUTION and COMPANY, then RECIPIENT agrees to join INSTITUTION in offering COMPANY a right of first refusal to such invention(s).

6. RECIPIENT agrees that nothing herein shall be deemed to grant to RECIPIENT or SCIENTIST any rights under any INSTITUTION patents or any rights to use the MATERIAL for any products or processes for profit-making or commercial purposes. The MATERIAL will not be used in commercially sponsored research or research that is subject to consulting or licensing obligations of RECIPIENT or SCIENTIST to another individual, institution or business entity unless prior written permission is obtained from INSTITUTION.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

7. RECIPIENT shall have no rights in the MATERIAL other than as provided in this Agreement. At the request of INSTITUTION, RECIPIENT will return all unused MATERIAL.

8. RECIPIENT will inform INSTITUTION, in confidence, of results of RESEARCH related to the MATERIAL by personal written communication or by providing INSTITUTION with a draft manuscript describing such results. If RECIPIENT’S SCIENTIST desires to publish such RESEARCH results in a noncommercial scientific publication, RECIPIENT will provide INSTITUTION with a copy of any manuscript or abstract disclosing such RESEARCH results prior to submission thereof to a publisher or to any third party, and in any case, not less than forty-five (45) days prior to any public disclosure, for the purpose of protecting the MATERIAL and any proprietary and intellectual property of INSTITUTION that might be disclosed by such publication. If the publication comes about, RECIPIENT agrees to acknowledge INSTITUTION scientists, as academically and scientifically appropriate, based on provision of the MATERIAL or other direct contribution to the RESEARCH. INSTITUTION agrees that it will acknowledge SCIENTIST’S publications, as academically and scientifically appropriate, in its publications, which may refer to the results of SCIENTIST’S RESEARCH.

9. The MATERIAL is experimental in nature and it is provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. INSTITUTION MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF THE MATERIAL WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

10. In no event shall INSTITUTION be liable for any use by SCIENTIST or RECIPIENT of the MATERIAL or any loss, claim, damage or liability, of whatsoever kind of nature, which may arise from or in connection with this Agreement or the use, handling or storage of the MATERIAL. (Except where limited by Federal law, or by the constitution and laws of the state governing the recipient,) RECIPIENT agrees to hold harmless INSTITUTION, their trustees, regents, officers, agents and employees, from any liability, loss or damage they may suffer as a result of claims, demands, costs or judgments against them arising out of the activities to be carried out pursuant to this Agreement and the use by RECIPIENT of the results obtained from RESEARCH.

11. SCIENTIST and RECIPIENT will use the MATERIAL in compliance with all laws, governmental regulations and guidelines applicable to the MATERIAL, including any specially applicable to research with recombinant DNA, and when the MATERIAL is used in the United States, SCIENTIST will comply with current NIH guidelines.

12. This Agreement is not assignable, whether by operation of law or otherwise, without the prior written consent of INSTITUTION.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

13. This AGREEMENT constitutes the entire and only agreement between the parties for MATERIAL and all other prior representations, agreements, and understandings are superseded hereby.

INSTITUTION	RECIPIENT

Address

Name:
Title:
Date:

READ AND UNDERSTOOD

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

EXHIBIT 4

AGREEMENT BETWEEN DR. ANDREEFF AND LICENSEE

(TO BE ATTACHED WHEN COMPLETE - CAN BE AFTER EXECUTION OF LICENSE AGREEMENT)

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

EXHIBIT 5

AGREEMENT BETWEEN DR. KONOPLEVA AND LICENSEE

(TO BE ATTACHED WHEN COMPLETE - CAN BE AFTER EXECUTION OF LICENSE AGREEMENT)

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

AMENDMENT NO. 1 TO THE

EXCLUSIVE PATENT LICENSE AGREEMENT

BETWEEN THE UNIVERSITY OF TEXAS

M.D. ANDERSON CANCER CENTER,

DARTMOUTH COLLEGE AND

REATA DISCOVERY, INC.

This is AMENDMENT NO. 1 effective this 11th day of April 2007 (“AMENDMENT NO. 1 EFFECTIVE DATE”) to the Exclusive Patent License Agreement (the “ORIGINAL LICENSE”) dated effective as of July 15, 2004 by and among the Board of Regents (the “BOARD”) of The University of Texas System (the “SYSTEM”), an agency of the State of Texas, whose address is 201 West 11 th street, Austin, Texas 78701, on behalf of The University of Texas M.D. Anderson Cancer Center (“UTMDACC”), a component institution of the SYSTEM; Trustees of Dartmouth College (“DARTMOUTH”), a non-profit educational and research institution existing under the laws of the State of New Hampshire, and being located at Hanover, New Hampshire; and Reata Pharmaceuticals, Inc. (“LICENSEE”), a Delaware corporation having a principal place of business located at 2801 Gateway Drive, Suite 150, Irving, TX 75063.

RECITALS

A.	The parties want to simplify the royalty reporting requirements during the period prior to SALE of LICENSED PRODUCTS.

B.	The definitions set forth in the ORIGINAL LICENSE shall apply in this AMENDMENT NO. 1, except to the extent that a definition in this AMENDMENT NO. 1 is specific to this AMENDMENT NO. 1.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

AMENDED TERMS

1.	Section 5.5 of the ORIGINAL LICENSE is hereby amended to include the following language at the end of the first paragraph:

“However, until the first SALE, the quarterly royalty reports described above will not be required. Instead, LICENSEE will provide an annual royalty report on or before January 31 of each year during the term of this AGREEMENT in concert with the annual progress report described below.”

2.	The parties acknowledge and agree that, except as set forth in this AMENDMENT NO. 1 the terms and conditions of the ORIGINAL LICENSE shall remain in full force and effect.

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 1.

BOARD OF REGENTS OF		REATA DISCOVERY, INC.
THE UNIVERSITY OF TEXAS SYSTEM
By	/s/ John Mendelsohn	By	/s/ J. Warren Huff
	John Mendelsohn, M.D.		J. Warren Huff
	President		Chief Executive Officer
The University of Texas
M.D. Anderson Cancer Center

Date 4/11/07		Date 3/5/2007

THE UNIVERSITY OF TEXAS
M.D. ANDERSON CANCER CENTER

By	/s/ Leon Leach
Leon Leach
Executive Vice President
The University of Texas
M.D. Anderson Cancer Center

Date 4/11/07

Approved as to Content:

By	/s/ Christopher C. Capelli
Christopher C. Capelli
Vice President, Technology Transfer
Office of Technology Commercialization
M.D. Anderson Cancer Center

Date 3/28/07

THE TRUSTEES OF
DARTMOUTH COLLEGE

By	/s/ Alla Kan
Alla Kan, Director
Technology Transfer Office

Date 3/12/07

2

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***]. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Execution Copy

AMENDMENT NO.1 TO 2004 LICENSE AGREEMENT

Amendment No. 1, dated as of July 9, 2012 (the “Amendment”), to the Exclusive Patent License Agreement, dated as of July 15, 2004 (the “Agreement”), by and among the Board of Regents (the “BOARD”) of The University of Texas System (the “SYSTEM”), an agency of the State of Texas, whose address is 201 West 7 th Street, Austin, Texas 78701, on behalf of The University of Texas M.D. Anderson Cancer Center (“UTMDACC”), a component institution of the SYSTEM, Trustees of Dartmouth College (“DARTMOUTH”), a non-profit educational and research institution existing under the laws of the State of New Hampshire, and being located at Hanover, New Hampshire (BOARD, UTMDACC and DARTMOUTH collectively “LICENSORS”), and Reata Pharmaceuticals, Inc., a Delaware corporation also formerly known as Reata Discovery, Inc. (“LICENSEE”), having a principal place of business located at 2801 Gateway Drive, Suite 150, Irving, Texas 75063.

WHEREAS, [***]; and

WHEREAS, [***].

NOW, THEREFORE, in consideration of the recitals above and the mutual promises contained herein and for other good and valuable consideration, including the consideration stated in the [***], the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Paragraph 5.1g of the Agreement is hereby amended to add the following sentence at the end of Paragraph 5.lg:

“As used herein, “LICENSEE’S other technologies” does not include any product, process, or usage that falls within the scope of any claim of any patent that constitutes a part of the PATENT RIGHTS.”

2. Section 5.1 of the Agreement is hereby amended to add the following Paragraph h to Section 5.1:

“h. a sublicense fee of $ [***] within 30 days [***]

3. Section 5.4 of the Agreement is hereby amended to add the following sentence as the last sentence of Section 5.4:

“The second and third sentences of this Section 5.4 shall not apply to amounts payable under Paragraph 5.1c or Article 17 of this AGREEMENT.”

4. Paragraphs 8.3b and 8.3c of the Agreement are each hereby amended to add the following at the beginning of each such Paragraph:

“Subject to the provisions of Article 18,”

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

5. Paragraph 8.4b of the Agreement is hereby amended to read in its entirety as follows:

“b. Each PARTY, as applicable, agrees and covenants to be bound by the provisions of Article 12 (Indemnification), Article 13 (Use of Name), Article 14 (Confidential Information), Article 17 (Collaboration Agreement Fee) and Article 18 (Royalty Dispute Resolution) and all definitions contained, and other Sections and all Exhibits cross-referenced, therein;”

6. Article 10 of the Agreement is hereby amended to read in its entirety as follows: “LICENSEE may not assign this AGREEMENT without the prior written consent of LICENSORS, which consent will not be unreasonably withheld. A sale of substantially all of LICENSEE’S assets to a third party, a merger, consolidation or similar transaction involving LICENSEE or an issuance of its capital stock by, or sale of capital stock of, LICENSEE shall not constitute an assignment of this AGREEMENT. Promptly after the consummation of a sale of substantially all of LICENSEE’S assets to a third party, a merger, consolidation or similar transaction involving LICENSEE or an issuance of its capital stock by, or sale of capital stock of, LICENSEE (if in each case such issuance or sale represents a majority of the outstanding shares of capital stock of LICENSEE), LICENSEE shall give written notice thereof to LICENSORS.”

7. Section 16.2 of the Agreement is hereby amended to read in its entirety as follows:

“All amounts payable hereunder by LICENSEE will be paid in United States funds without deductions for taxes, assessments, fees, or charges of any kind. Checks are to be made payable to [***]:

[***]

[***]

[***]

[***]

[***]

[***]

REFERENCE: include title and EFFECTIVE DATE of AGREEMENT and type of payment (e.g., license documentation fee, milestone payment, royalty [including applicable patent/application identified by MDA reference number and patent number or application serial number], or maintenance fee, etc.).”

8. Section 16.3 of the Agreement is hereby amended to read in its entirety as follows:

Any notices required by this AGREEMENT must be in writing and must be sent by (i) email, (ii) electronic facsimile transmission, as evidenced by a confirmed fax transmission report, (iii) prepaid, first class, registered or certified mail, return receipt requested, or (iv) a nationally recognized overnight deli very service or air courier (e.g., UPS and FED EX). Until a change of address is communicated, as provided below, all notices must be sent to the PARTIES at

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Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

the following:

If to UTMDACC:	The University of Texas M.D. Anderson Cancer Center
Office for Technology Commercialization
7515 S. Main Street, Suite 490, Unit 0510
Houston, Texas 77030
Attention: Christopher Capelli, MD
Vice President, Technology Based Ventures
Email: ccapelli@mdanderson.org
Phone: (713) 745-9602
Fax: (713) 563-9568

If to DARTMOUTH:	Dartmouth College
Office of the General Counsel
63 South Main Street, Suite 301
Hanover, New Hampshire 03755
Attention: Lorraine Sostowski, Associate General Counsel
E-mail: lorraine.sostowski@dartmouth.edu
Phone: (603) 646-2444
Fax: (606) 646-2447

If to LICENSEE:	Reata Pharmaceuticals, Inc.
2801 Gateway Drive, Suite 150
Irving, Texas 75063-2648
Attention: Robin Kral, Vice President, Licensing and
Intellectual Property
E-mail: robin.kral@reatapharma.com
Phone: (972) 865-2203
Fax: (214) 292-9692

All notices will be effective and will be deemed delivered (i) if delivery service or courier, on the date of delivery; (ii) if by email or electronic facsimile communication, on the date of transmission of the communication; and (iii) if by registered or certified mail, postage paid, three (3) days after deposit in the mail. Any PARTY may from time to time change its address, facsimile number or other information for the purpose of notices to that PARTY by giving notice specifying such change to the other PARTIES hereto.

9. Section 16.5 of the Agreement is hereby amended by adding the following at the beginning of the second sentence of Section 16.5:

“In the event of a conflict between this Section 16.5 and Article 18, Article 18 shall govern.”

10. Section 16.6 is hereby amended by adding the following sentence as the last sentence of Section 16.6:

“The provisions of this Section 16.6 will not apply to any dispute or controversy to which the provisions of Article 18 are applicable.”

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Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

11. The following new Article 17 is hereby added to the Agreement:

“17.	COLLABORATION AGREEMENT FEE

LICENSEE agrees to pay UTMDACC, in accordance with the provisions of Section 16.2, [***] percent ([***]%) of Net Sales (as defined in the Collaboration Agreement between LICENSEE and ABBOTT, dated December 9, 2011 (the “ABBOTT COLLABORATION AGREEMENT”)) of products containing or embodying the intellectual property of LICENSEE that is (i) described or claimed in the patents listed in Exhibit 1 to the [***] among LICENSEE, the BOARD and DARTMOUTH, dated as of July 9, 2012, any patent application listed in that Exhibit 1 or any patent that issues on such patent application, any continuation, divisional, continuation-in-part, reexamination, reissue, substitution, or extension of any such patent application or any patent that issues with respect thereto, and any patent or patent application, including any foreign equivalent filed or yet to be filed, that claims priority to any patent or patent application listed in that Exhibit 1, or (ii) claimed in any other patent or patent application that includes a claim that encompasses any of the compounds identified on Schedules [***] or [***] of the ABBOTT COLLABORATION AGREEMENT, which Net Sales occur before the expiration of the last-to-expire patent, as described in clause (i ) or clause (ii) above, that is applicable to such product. Payment under this Article 17 shall be made to UTMDACC (on behalf of UTMDACC and DARTMOUTH) by LICENSEE within sixty (60) days after the end of each calendar quarter in which LICENSEE realizes Net Sales (as defined in the ABBOTT COLLABORATION AGREEMENT) to a third party for such products and/or inwhich LICENSEE receives a report from ABBOTT or from another third party with respect to Net Sales of such products by ABBOTT or any such third party, in each case with such payment being accompanied by a report in the form of Exhibit 2 to this AGREEMENT. The provisions of Sections 5.3, the first sentence of Section 5.4, the second and third sentences of the first paragraph of Section 5.5 (applicable to such times after payments are due under this Article 17), Section 5.6, and Article 18 shall apply to payments required to be made by this Article 17, and the second paragraph of Section 5.5 shall not apply to products with respect to which payments are required to be made by this Article 17; provided, however, that LICENSEE shall provide annual reports to UTMDACC, on or prior to March 1st of each year, in form and substance substantially similar to that attached hereto as Exhibit 6, but such annual reports shall not include any information that would violate any agreement to which LICENSEE is a party and/or violate any law, rule, regulation or order that is applicable to LICENSEE. Notwithstanding the foregoing, if a product under the ABBOTT COLLABORATION AGREEMENT contains or embodies a

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Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

LICENSED PRODUCT, then the provisions of Paragraph 5.lc of this AGREEMENT shall apply (and the provisions of this Article 17 shall not apply to such product) until the expiration of the last-to-expire of the PATENT RIGHTS applicable to such product, whereafter the provisions of this Article 17 shall be applicable pursuant to its terms.”

12. The following new Article 18 is hereby added to the Agreement:

“18.	ROYALTY DISPUTE RESOLUTION

Notwithstanding the provisions of Section 16.5 and 16.6 of this Agreement to the contrary, the provisions of this Article 18 shall control the resolution of any dispute arising between or among the PARTIES under Paragraph 5.1 c or Article 17 of this Agreement (individually a “Royalty Provision”). There shall be a mandatory audit of payments due under Paragraph 5.1c or Article 17 to the LICENSORS every two years beginning on the date which is the second anniversary of the first payment due from LICENSEE under Paragraph 5.lc or Article 17, as applicable. The auditor shall be a firm selected by the LICENSORS and shall act solely as the agent of the LICENSORS. The cost of the audit, including the fees and expenses of the auditor, shall be paid by LICENSEE. LICENSEE shall make available to the auditor at the offices of LICENSEE, for inspection and copying, all books and records that are reasonably requested by the auditor and that relate to Net Sales for which a royalty is payable during the applicable audit period; provided, however, that LICENSEE may redact any commercial or proprietary information that does not diminish or limit the auditor’s ability to calculate Net Sales; and provided further that prior to making such books and records available, the auditor and LICENSORS shall first execute a confidentiality agreement that is reasonably acceptable to LICENSEE, and to which LICENSEE is a party, pursuant to which the auditor and LICENSORS (including their attorneys) have agreed to keep confidential and not disclose to third parties or use any non-public information of LICENSEE, other than (i) disclosure to the ACCOUNTING ARBITRATOR (hereafter defined) pursuant to any accounting arbitration proceeding or (ii) use in connection with the inspections and accounting arbitration proceedings provided by this Section 18. The auditor may provide to LICENSORS (including their attorneys) documents and information that the auditor has reviewed or obtained in the course of the auditor’s investigation, and shall not be required to disclose to LICENSEE any advice provided by the auditor to LICENSORS. If either of the LICENSORS (each an “OBJECTING PARTY”) objects to LICENSEE’s calculation of any payment due under a Royalty Provision, then the OBJECTING PARTY shall provide notice in writing to LICENSEE of its objection within thirty (30) days after the completion of the audit, as determined by the auditor, and shall set forth, in writing and in reasonable detail, the basis of such objection. If an OBJECTING PARTY fails to deliver such notice of objection within the foregoing time period, then

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Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

LICENSEE’s calculation of such payment shall be deemed accepted by each of the LICENSORS, and shall become final and binding on the PARTIES to this Agreement. If an OBJECTING PARTY gives a written objection notice complying with the foregoing requirements within the applicable time period, then LICENSEE and the OBJECTING PARTY shall attempt in good faith, for a period of thirty (30) days following receipt by LICENSEE of such notice, to resolve any dispute concerning the item(s) subject to such notice. If LICENSEE and the OBJECTING PARTY are unable to resolve the dispute during such 30 - day period, then, at the request of either such PARTY, LICENSEE and the OBJECTING PARTY shall refer the matter to the ACCOUNTING ARBITRATOR within fourteen (14) days following the expiration of such 30-day period to resolve the matters in dispute, and the determination of the ACCOUNTING ARBITRATOR in respect of each matter remaining in dispute shall be conclusive and binding on LICENSEE and the OBJECTING PARTY. If any disputed matters are submitted to the ACCOUNTING ARBITRATOR, LICENSEE and the OBJECTING PARTY shall each enter into a reasonable customary engagement letter with the ACCOUNTING ARBITRATOR at the time such matters are submitted to the ACCOUNTING ARBITRATOR, in which each of the ACCOUNTING ARBITRATOR and LICENSORS (including their attorneys) agree to keep confidential and not to use or disclose any non-public information of LICENSEE to any third party other than use in connection with such accounting arbitration proceeding. Subject to the execution of such engagement agreement, LICENSEE shall provide to the ACCOUNTING ARBITRATOR copies of any or all of the books and records of LICENSEE that were provided to the auditor by LICENSEE that are requested in writing to be provided by LICENSORS to the ACCOUNTING ARBITRATOR. Each of LICENSEE and the OBJECTING PARTY may present a supporting brief and provide any supplemental materials to the ACCOUNTING ARBITRATOR (and provide a copy thereof to the other PARTY) within thirty (30) days after the appointment of the ACCOUNTING ARBITRATOR. Within fourteen (14) days after receipt of a supporting brief and any supplemental materials, the receiving PARTY may present a responsive brief and supplemental materials to the ACCOUNTING ARBITRATOR (and provide a copy thereof to the other PARTY). If either the OBJECTING PARTY or LICENSEE wishes to make an oral presentation to the ACCOUNTING ARBITRATOR, a hearing shall be held by the ACCOUNTING ARBITRATOR within thirty (30) days after the submission of such responsive brief and materials, which shall be attended by all PARTIES to the dispute. The ACCOUNTING ARBITRATOR shall deliver to LICENSEE and the OBJECTING PARTY as promptly as practicable a written report setting forth the resolution of any such disputed matters.

6

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

The ACCOUNTING ARBITRATOR shall elect the position of either LICENSEE or the OBJECTING PARTY on an item-by-item basis as the resolution for each disputed matter based upon which position is more nearly correct and shall not impose an alternative resolution with respect to any item of disagreement. The ACCOUNTING ARBITRATOR shall make its determination based solely on the briefs, presentations and supporting material provided by the PARTIES and not pursuant to any independent review. The determination of the ACCOUNTING ARBITRATOR shall be final and binding on LICENSEE and the OBJECTING PARTY and shall constitute an arbitral award that is final, binding and unappealable and upon which a judgment may be entered by a court having jurisdiction thereof pursuant to Section 16.5 of this AGREEMENT. Notwithstanding any other provision of this AGREEMENT to the contrary, (i) in the event that the aggregate underpayment by LICENSEE is equal to or less than [***] Dollars ($[***]), then such underpayment amount shall bear interest at the rate of [***] percent ([***]%) above the prime rate, or successive prime rates, in effect at the JP Morgan Chase Bank from the date when such payment was due or if such underpayment is composed of amounts due on more than one date, Interest on each constituent amount shall be calculated from the applicable due date of such constituent amount or (ii) in the event that the aggregate underpayment by LICENSEE is greater than [***] Dollars ($[***]), then all such underpayments shall bear interest at the rate of [***] percent ([***]%) from the date when such payment was due (i.e., if the underpayment is composed of amounts due on more than one date, interest on each constituent amount shall be calculated from the applicable due date of such constituent amount). LICENSEE may reduce, without interest, a future royalty amount owed to LICENSORS in an amount equal to any overpayment of royalty payment made by LICENSEE to LICENSORS. Each party shall bear its own expenses of the accounting arbitration. However, the fees and expenses of the ACCOUNTING ARBITRATOR shall be allocated between LICENSEE and the OBJECTING PARTY so that the OBJ ECTING PARTY’s share of such fees and expenses shall be equal to the product of (i) the aggregate amount of such fees and expenses, multiplied by (ii) a fraction, the numerator of which is the amount in dispute that is ultimately unsuccessfully disputed by the OBJECTING PARTY (as determined by the ACCOUNTING ARBITRATOR), and the denominator of which is the total amount in dispute, and LICENSEE’s share of such fees and expenses shall be equal to the aggregate amount of all fees and expenses of the ACCOUNTING ARBITRATOR minus the OBJECTING PARTY’s share of such fees and expenses. Prior to the determination of the final allocation of the fees and expenses of the ACCOUNTING ARBITRATOR, such fees and expenses (if due) shall be paid 50% by LICENSEE and 50% by the OBJECTING PARTY, with appropriate reimbursement being made

7

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

after the final allocation of such fees and expenses. For purposes of this Article 18, the term “ACCOUNTING ARBTTRATOR” shall mean any of the independent accounting firms of Deloitte, Ernst & Young, PricewaterhouseCoopers, KPMG, McGladrey & Pullen, LLP, Grant Thornton, LLP, BKD-Baird, Kurtz & Dobson, Clifton Gunderson and Mayer Hoffman McCann, so long as the performance by the applicable accounting firm under this Article 18 would not cause such accounting firm to lose its status as an “independent accountant” within the meaning Rule 20l(b) of Regulation S-X of the Securities and Exchange Commission to either LICENSEE or the OBJECTING PARTY. The OBJECTING PARTY shall select the ACCOUNTING ARBITRATOR for the applicable dispute under this Article 18; provided, however, that if a particular accounting firm has served as the ACCOUNTING ARBITRATOR for an immediately preceding dispute under this Article 18, then the OBJECTING PARTY shall select a different accounting firm from the one of the firms named above to serve as the ACCOUNTING ARBITRATOR for the then current dispute under this Article 18. If none of the listed accounting firms is qualified, available or willing to serve as the ACCOUNTING ARBITRATOR, the OBJECTING PARTY will select another firm subject to the reasonable approval of LICENSEE. Notwithstanding any provision of Paragraph 8.3b or Paragraph 8.3c of this AGREEMENT to the contrary, the LICENSORS shall not have the right to declare or give notice of a default or breach of this AGREEMENT by LICENSEE, or terminate this AGREEMENT, as to any dispute or controversy covered by the provisions of this Article 18, and if the auditor determines that LICENSEE underpaid amounts due to LICENSORS more than once in any twelve-month period, then the provisions of Paragraph 8.3g shall not apply; provided, however, that any breach by LICENSEE of its obligations under this Article 18, other than any failure to pay any amount determined by the ACCOUNTING ARBITRATOR to be owed to LICENSORS pursuant to the provisions of this Article 18, that is not cured within thirty (30) days after the receipt of written notice by an OBJECTING PARTY, and any failure to pay any amount determined by the ACCOUNTING ARBITRATOR to be owed to LICENSORS pursuant to the provisions of this Article 18, including any interest payable with respect to any such amount, within ten (10) days after any such determination shall entitle the OBJECTING PARTY, on behalf of LICENSORS, to terminate this AGREEMENT without further notice to LICENSEE and without affording LICENSEE a further opportunity to cure such breach or default.”

13. The following new Article 19 is hereby added to the Agreement:

“19.	STATE AGENCY LIMITATIONS

UTMDACC is an agency of the State of Texas and under the Constitution and the laws of the State of Texas possesses certain rights and privileges,

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Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

is subject to certain limitations and restrictions, and only has such authority as is granted to it under the Constitution and laws of the State of Texas. Notwithstanding any provision hereof, nothing in this AGREEMENT is intended to be, nor will it be construed to be, a waiver of the sovereign immunity of the State of Texas or a prospective waiver or restriction of any of the rights, remedies, claims, and privileges of the State of Texas. Moreover, notwithstanding the generality or specificity of any provision hereof, the provisions of this AGREEMENT as they pertain to UTMDACC are enforceable only to the extent authorized by the Constitution and laws of the State of Texas; accordingly, to the extent any provision hereof conflicts with the Constitution or laws of the State of Texas or exceeds the right, power or authority of UTMDACC to agree to such provision, then that provision will not be enforceable against UTMDACC or the State of Texas.”

14. Except as amended by this Amendment, the Agreement shall remain in full force and effect pursuant to its terms.

15. Terms not otherwise defined in this Amendment shall have the meaning set forth in the Agreement.

16. This Amendment may be executed in one or more counterparts all of which together shall constitute one and the same agreement. The delivery by any party of an executed counterpart hereof by facsimile transmission or email of .pdf copies shall be effective as an original executed counterpart of this Amendment by such party and shall constitute an original enforceable document.

[signatures set forth on the following page]

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Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

REATA PHARMACEUTICALS, INC.

By:	/s/ Warren Huff
Name:	Warren Huff
Title:	Chief Executive Officer

TRUSTEES OF DARTMOUTH COLLEGE

By:	/s/ Martin N. Wybourne
Name:	Martin N. Wybourne
Title:	Interim Provost and Vice Provost for Research

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM ON BEHALF OF THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

By:
Name:
Title:

Specific terms in this Exhibit have been redacted because such terms are both not material and are of the type that the Company treats as private or confidential. These redacted terms have been marked in this Exhibit with three asterisks [***].